                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549
                              ------------

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934
                          ---------------------

                    Date of Report (Date of earliest
                    event reported) September 9, 1998
                            ---------------

                   Iridium World Communications Ltd.
         (Exact name of registrant as specified in its charter)

    Bermuda                        0-22637               52-2025291
(State or other               (Commission File        (I.R.S. Employer
jurisdiction of                    Number)              Identification
organization)                                              Number)

       Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                             (441)295-5950
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            ---------------

                              Iridium LLC
         (Exact name of registrant as specified in its charter)

   Delaware                      0-22637-01              52-1984342
(State or other               (Commission File        (I.R.S. Employer
jurisdiction of                   Number)              Identification
organization)                                              Number)

              1575 Eye Street, N.W., Washington, DC 20005
                             (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                            ---------------

                              Iridium Operating LLC
             (Exact name of registrant as specified in its charter)

    Delaware                              0-22637-02                  52-2066319
(State or other                       (Commission File             (I.R.S. Employer
jurisdiction of                           Number)                   Identification
organization)                                                           Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)
                                 ---------------

                           Iridium Capital Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                           333-31741-03                 52-2048739
(State or other                     (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                       Identification
organization)                                                          Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
                                 ---------------

                                 Iridium IP LLC
             (Exact name of registrant as specified in its charter)

    Delaware                           333-31741-01                 52-2048736
(State or other                     (Commission File             (I.R.S. Employer
jurisdiction of                          Number)                  Identification
organization)                                                         Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
                                 ---------------

                               Iridium Roaming LLC
             (Exact name of registrant as specified in its charter)

    Delaware                          333-31741-02                  52-2048734
(State or other                     (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                        Identification
organization)                                                          Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
                                 ---------------

                            Iridium Facilities Corporation
                (Exact name of registrant as specified in its charter)

    Delaware                          333-44349-04                  52-2083969
(State or other                     (Commission File             (I.R.S. Employer
jurisdiction of                          Number)                  Identification
organization)                                                          Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

Item 5.  Other Events

      On September 9, 1998, Iridium LLC issued a press release, a copy of which is attached as Exhibit 99.1 hereto. The attachment contains forward looking statements, including the date of commencement of full commercial service, satellite maintenance launch schedule, the expected progress of improvements in service delivery (including voice quality, service registration, call completion, dropped call and other service measurements), expected operational and software improvements, the transition to commercial service, completion of gateways, handset production schedules and volumes and the schedule of advertising and other marketing programs. These forward looking statements are based on a number of assumptions, and actual results may be materially different. Some of the factors which have affected Iridium's results in the past and that could cause results to be materially different from such forward looking statements are discussed in the attachment. For a further description of factors which may cause results for Iridium to be materially different from those expressed or implied by such forward looking statements, consult "Certain Factors Which May Affect Forward Looking Statements" filed as Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997 and Exhibit
99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998, which are incorporated herein by reference. Please see the attached press release.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

           (c) The following exhibits are filed herewith.

           Exhibit Number      Description

           99.1       Press release dated September 9, 1998.

           99.2       Certain Factors Which May Affect Forward Looking
                      Statements: Incorporated by reference to Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications
                      Ltd. ("IWCL") and Iridium LLC for the fiscal year ended
                      December 31, 1997.

           99.3       Certain Factors Which May Affect Forward Looking
                      Statements: Incorporated by reference to Exhibit 99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998.

                                SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              IRIDIUM WORLD COMMUNICATIONS LTD.

                              By /s/ Edward F. Staiano
                                 -------------------------------
                                 Name: Edward F. Staiano
                                 Title: Chief Executive Officer

                              IRIDIUM LLC

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: Secretary

                              IRIDIUM OPERATING LLC

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: Secretary

                              IRIDIUM CAPITAL CORPORATION

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: Secretary

                              IRIDIUM ROAMING LLC

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: acting secretary

                              IRIDIUM IP LLC

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: acting secretary

                              IRIDIUM FACILITIES CORPORATION

                              By /s/ F. Thomas Tuttle
                                 -------------------------------
                                 Name: F. Thomas Tuttle
                                 Title: Secretary

Date:   September 9, 1998

                                  EXHIBIT INDEX

      Exhibit Number  Description

           99.1       Press release dated September 9, 1998.

           99.2       Certain Factors Which May Affect Forward Looking
                      Statements: Incorporated by reference to Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications
                      Ltd. ("IWCL") and Iridium LLC for the fiscal year ended
                      December 31, 1997.

           99.3       Certain Factors Which May Affect Forward Looking
                      Statements: Incorporated by reference to Exhibit 99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998.